UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23989

Prospect Enhanced Yield Fund

(Exact name of registrant as specified in charter)

10 East 40th Street, 42nd Floor

New York, NY 10016

(Address of principal executive offices)

M. Grier Eliasek

Chief Executive Officer

Prospect Enhanced Yield Fund

10 East 40th Street, 42nd Floor

New York, NY 10016

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 448-0702

Date of fiscal year end: June 30

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

December 31, 2025

prospectenhanced.com

Prospect Enhanced Yield Fund (the “Fund”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund intends to elect to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our net assets plus borrowings for investment purposes, in non-mortgage related structured credit instruments. Our investments may take the form of asset-backed securities (“ABS”), collateralized loan obligations (“CLOs”) and other securitized investments representing interests in cashflows from various assets, such as loans, leases, and warehouse facilities.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	1

Letter to Shareholders

Dear Shareholders,

We are pleased to present this semi-annual report of Prospect Enhanced Yield Fund, Inc. (“we,” “us,” “our,” the “Company”, the “Fund” or “PENF”) for the period ended December 31, 2025.

Prospect Enhanced Yield Fund launched on August 6, 2025 as a registered investment company under the Investment Company Act of 1940, as amended and operates as a debt-focused structured credit interval fund with daily net asset values.

Portfolio Update

The Fund reported $31.7 million in total assets as of December 31, 2025. The Fund’s anchor capital (including contributions totaling $29 million from the Advisor’s employees and affiliates) was fully deployed by October 2025 across 29 BB-rated debtfocused structured credit Collateralized Loan Obligations (“CLO”), including 26 investments backed by broadly syndicated loans (representing 90.2% of fair market value) and three investments backed by middle-market loans (representing 9.8% of fair market value). The Fund did not exit any transactions during the semi-annual period ended December 31, 2025.

The Fund has investments spanning 25 collateral management teams, with no more than 10% of assets invested in CLOs managed by any individual collateral management team.

During the semi-annual period, the Fund delivered a weighted average yield on fair market value of 10.4% for BB-rated debt focused structured credit investments. The Fund continues to focus on its investment objective to generate income and longterm appreciation by investing in non-mortgage structured credit investments, including BB-rated tranches of asset back securities (“ABS”) and CLOs.

Fund Performance

In the first six months since inception, the Fund announced monthly cash dividends of $0.19 per share to shareholders for each of the six months from October 2025 through March 2026. The annualized total cash distribution of $2.28 per share resulted in an annualized cash dividend rate of 9.1% based on December 31, 2025 net asset value of $25.13 per share.

To support shareholders during the Fund’s initial year, the Adviser has waived base management and incentive fees until December 31, 2026, and has entered into an expense limitation arrangement that limits operating expenses to an annual limit of 2.00% of net assets until December 31, 2026.

Market Commentary and Outlook

We believe the long-term fundamentals for the investments pursued by the Fund continue to be compelling. CLO BB debt has benefited from overcollateralization and junior tranche structural subordination throughout recent year market conditions, which have exhibited higher than historical average defaults and distressed exchanges impacting first loss CLO equity, which is junior to CLO BB debt into which the Fund has invested1. The Fund believes these higher than average defaults have been driven by the low-interest rate environment seen in 2021 and early 2022 morphing into a generally higher interest rate environment due to Fed interest rate changes.

The Fund remains optimistic in its pursuit of CLO BBs as an investment strategy and continues to canvass the market for attractive asset-backed and CLO securities in calendar year 2026.

We would like to express our gratitude to our new shareholders for your support of Prospect Enhanced Yield Fund, and we look forward to continuing our hard work to achieve further value creation for the Fund’s shareholders.

M. Grier Eliasek

Chairman and Chief Executive Officer

[1]	Morningstar LSTA US Leveraged Loan Index, as of 12/31/2025.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	2

Dividend Policy

To qualify for U.S federal income tax treatment as a regulated investment company, the Company is required to pay out distributions as determined in accordance with federal income tax regulations. In certain periods, we expect the income distributable pursuant to these regulations, which we refer to as distributable income, to be higher or lower than our reportable accounting income. In addition to net investment income, our dividend policy considers in part our estimate of our distributable income, which includes: (1) interest income from our underlying asset-backed securities, collateralized loan obligations and other securitized investments (2) recognition of certain mark-to-market gains or losses to the extent that the fair market value of our nvestments is determined to deviate from its adjusted tax basis, and (3) acceleration of unamortized fees and expenses following the refinancing or reset of a CLO’s liabilities. As a result, distributable income may differ from accounting income, as expressed by net investment income. Our distributions may exceed our earnings, and portions of the distributions that we make may therefore be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

Disclosures

The senior secured loans that comprise the collateralized loan obligations in which we invest are made primarily to U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Prospect Enhanced Yield Fund. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by the current global financial market situation, as well as various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics and pandemics) that are or are not under the control of Prospect Enhanced Yield Fund, and that Prospect Enhanced Yield Fund may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance and involve a number of risks and uncertainties and related changes in base interest rates and significant market volatility on our business, our industry, and the global economy. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Prospect Enhanced Yield Fund undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any performance information quoted above represents past performance. We caution investors that the past performance described above is not indicative of and does not guarantee future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance information may be different than the performance data presented above. Index and asset class performance quoted above does not reflect the fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	3

Fund Performance

Total Returns as of December 31, 2025

	Inception Date	Since Inception
Prospect Enhanced Yield Fund
Class I without sales charge(1)	8/6/25	2.82%

Morningstar LSTA US Leveraged Loan Index		2.09%

(1)	Calculated based off of the net offering price.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The performance data quoted represents past performance, which is no guarantee of future results. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon sale or repurchase. Current performance may be lower or higher than the performance quoted. Go to www.prospectenhanced.com for the Fund’s most recent return information. The Fund’s performance shown in the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of Class I shares shown without a maximum sales charge, the Fund’s performance shown in the table takes into account all other applicable fees and expenses.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	4

Portfolio Composition - At a Glance

Top Ten Holdings(1)

As of December 31, 2025

Portfolio Investment	Investment	Maturity Date	Fair Value	% of Net Assets
Ares XXVII CLO Ltd., Series 2A, Class ER3	Collateralized Loan Obligations	10/28/34	$1,246,375	4.21%
Generate CLO 8 Ltd., Series 8A, Class ER2	Collateralized Loan Obligations	1/20/38	1,161,840	3.93%
KKR CLO 48 Ltd., Series 48A, Class ER	Collateralized Loan Obligations	10/20/38	1,093,070	3.68%
Carlyle US CLO 2017-2 Ltd., Series 2A	Collateralized Loan Obligations	7/20/37	1,012,700	3.41%
BlueMountain CLO XXIII Ltd., Series 23A, Class ER	Collateralized Loan Obligations	7/20/37	1,003,200	3.38%
Ballyrock CLO 17 Ltd., Series 17A, Class DR	Collateralized Loan Obligations	10/20/38	1,003,100	3.38%
Madison Park Funding XLII Ltd., Series 13A, Class ER2	Collateralized Loan Obligations	11/21/30	1,003,100	3.38%
Dryden 90 CLO Ltd., Series 90A, Class ER	Collateralized Loan Obligations	11/15/38	1,002,200	3.38%
Allegro CLO XII Ltd., Class EIR Notes	Collateralized Loan Obligations	7/21/37	1,000,700	3.37%
AMMC CLO 33 Ltd., Series 33A, Class E	Collateralized Loan Obligations	1/20/39	1,000,000	3.37%

(1)	Excludes cash and cash equivalents.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	5

Statement of Assets and Liabilities (unaudited)

As of December 31, 2025

Assets
Investments in Portfolio Funds (cost $28,390,376)	$28,257,015
Investments in Money Market Funds (cost $2,155,051)	2,155,051
Income Receivable	545,442
Receivable from Adviser	392,072
Receivable for fund shares sold	193,948
Offering costs	118,855
Prepaid expenses	40,086
Total assets	31,702,469

Liabilities
Reverse repurchase agreements	1,560,000
Distributions payable	222,828
Payable to Administrator	122,129
Payable for audit and tax fees	56,022
Payable to Sub-Administrator	42,796
Interest payable for reverse repurchase agreements	4,605
Other accrued expenses	28,096
Total liabilities	2,036,476

Net Assets	$29,665,993

Net Assets consist of:
Paid-in capital	$29,565,235
Accumulated earnings	100,758
Net Assets	$29,665,993

Net Asset Value Per Share
Class I
Net assets applicable to shares outstanding	$29,665,993
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	1,180,495
Net asset value per share	$25.13

See accompanying notes which are an integral part of these financial statements.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	6

Statement of Operations (unaudited)

For the period ended December 31, 2025(a)

Investment Income
Interest Income	$918,032

Expenses
Administrator fees	195,141
Management Fees	168,330
Offering expense	141,235
Organizational expense	75,135
Audit and tax preparation fees	56,022
Transfer agent fees and expenses	42,689
Sub-Administrator fees	38,207
Interest expense	19,786
Fund accounting fees	16,740
Legal fees	15,853
Insurance expense	15,270
Custody fees	10,353
Pricing fees	9,736
Printing fees	4,666
Registration	41
Other expenses	9,871
Total Expenses	819,075
Less: Management Fee Waiver and Reimbursement (Note 6)	(387,345)
Less: Expense Limitation Reimbursement (Note 6)	(411,944)
Net expenses	19,786
Net investment income	898,246
Realized and Change in Unrealized Gain/(Loss) from Investments
Net change in unrealized depreciation from investments	(133,361)
Net realized and change in unrealized loss from investments	(133,361)
Net increase in net assets resulting from operations	$764,885

(a)	For the period August 6, 2025 (commencement of operations) to December 31, 2025.

See accompanying notes which are an integral part of these financial statements.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	7

Statement of Changes in Net Assets

For the period ended December 31, 2025(a) (Unaudited)
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment income	$898,246
Net change in unrealized depreciation on investments	(133,361)
Net increase in net assets resulting from operations	764,885

Distributions To Shareholders from Earnings
Class I	(664,127)
Total distributions	(664,127)

Shareholders’ Transactions - Class I
Proceeds from shares sold	28,987,747
Reinvestment of distributions	577,488
Total - Class I	29,565,235
Net increase in net assets resulting from capital share transactions	29,565,235
Total increase in net assets	29,665,993

Net Assets
Beginning of period	—
End of period	$29,665,993

Share Transactions - Class I
Shares issued	1,157,521
Reinvestment of distributions	22,974
Total - Class I	1,180,495

(a)	For the period August 6, 2025 (commencement of operations) to December 31, 2025.

See accompanying notes which are an integral part of these financial statements.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	8

Statement of Cash Flows (unaudited)

For the period ended December 31, 2025(a)

Cash flows resulting from operating activities:
Net increase in net assets resulting from operations	$764,885
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(28,405,656)
Net purchases of short-term investments securities	(2,155,051)
Amortization of premium and accretion of discount on investments, net	15,280
Net change in unrealized appreciation on investments	133,361
Increase in receivable from Adviser	(392,072)
Increase in dividends and interest receivable	(545,442)
Increase in prepaid expenses and other assets	(158,941)
Increase in payable for distributions to shareholders	222,828
Increase in payable for audit and tax fees	56,022
Increase in payable to Sub-Administrator	42,796
Increase in payable to Administrator	122,129
Increase in other accrued expenses	32,701
Net cash used in operating activities	$(30,267,160)

Cash flows from financing activities:
Proceeds from shares sold	28,793,799
Distributions paid (net of reinvestments)	(86,639)
Increase in payable for reverse repurchase agreements	1,560,000
Net cash provided by financing activities	30,267,160

Net change in cash	—
Cash, beginning of period	—
Cash, end of period	$—

Supplemental Disclosure and Non-Cash Information:
Reinvestment of dividends and distributions	$577,488
Cash interest paid	$15,181

(a)	For the period August 6, 2025 (commencement of operations) to December 31, 2025.

See accompanying notes which are an integral part of these financial statements.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	9

Schedule of Investments (unaudited)

As of December 31, 2025

Principal Amount	Investments	Acquisition Date	Maturity Date	Fair Value Level 3	Amortized Cost	% Value of Net Assets
	COLLATERALIZED LOAN OBLIGATIONS - DEBT(a) — 95.26%
$1,000,000	AGL CLO 11 Ltd., Series 11A, Class ER, 10.26% (TSFR3M + 630BPS)(b)(c)(d)	9/10/25	10/15/38	$991,900	$1,000,000	3.34%
1,000,000	Allegany Park CLO Ltd., Series 1A, Class ERR, 10.28% (TSFR3M + 640BPS)(b)(c)(d)	8/15/25	1/20/35	970,800	1,000,000	3.27%
1,000,000	Allegro CLO XII Ltd., Class E1R Notes, 11.27% (TSFR3M + 740BPS)(b)(c)(d)	8/13/25	7/21/37	1,000,700	1,003,146	3.37%
1,000,000	AMMC CLO 33 Ltd., Series 33A, Class E, 9.69% (TSFR3M + 600BPS)(b)(c)(d)	11/25/25	1/20/39	1,000,000	1,000,000	3.37%
1,000,000	Anchorage Capital CLO 34 Ltd., Series 34A, Class E, 9.57% (TSFR3M + 590BPS)(b)(c)(d)	11/21/25	1/15/39	1,000,000	1,000,000	3.37%
1,250,000	Ares XXVII CLO Ltd., Series 2A, Class ER3, 10.61% (TSFR3M + 675BPS)(b)(c)(d)(e)	8/7/25	10/28/34	1,246,375	1,251,014	4.21%
1,000,000	Ballyrock CLO 17 Ltd., Series 17A, Class DR, 9.98% (TSFR3M + 610BPS)(b)(c)(d)	10/22/25	10/20/38	1,003,100	1,000,000	3.38%
1,000,000	Barings CLO Ltd. 2019-I, Series 1A, Class ER2, 9.92% (TSFR3M + 600BPS)(b)(c)(d)	9/29/25	10/15/38	999,900	1,000,000	3.37%
1,000,000	BCC Middle Market CLO 2025-2 LLC, Series 2A, Class E, 10.26% (TSFR3M + 650BPS)(b)(c)(d)	9/22/25	10/22/37	987,000	1,000,000	3.33%
1,000,000	Beechwood Park CLO Ltd., Series 1A, Class ERR, 10.20% (TSFR3M + 630BPS)(b)(c)(d)	10/31/25	1/17/35	999,900	1,000,000	3.37%
1,000,000	BlueMountain CLO XXIII Ltd., Series 23A, Class ER, 11.86% (TSFR3M + 798BPS)(b)(c)(d)	8/25/25	7/20/37	1,003,200	1,000,000	3.38%
1,000,000	Carlyle US CLO 2017-2 Ltd., Series 2A, Class ER2, 11.44% (TSFR3M + 756BPS)(b)(c)(d)	8/11/25	7/20/37	1,012,700	1,011,984	3.41%
1,000,000	Carlyle US CLO 2020-2 Ltd., Series 2A, Class DR2, 9.86% (TSFR3M + 600BPS)(b)(c)(d)	8/22/25	1/25/35	992,800	1,000,000	3.35%
1,000,000	Cedar Funding X CLO Ltd., Series 10A, Class ER2, 10.63% (TSFR3M + 675BPS)(b)(c)(d)	10/16/25	10/20/37	990,800	997,521	3.34%
600,000	CQS US CLO 5 Ltd., Series 5A, Class E, 9.61% (TSFR3M + 580BPS)(b)(c)(d)	12/15/25	1/17/39	600,000	595,507	2.02%
1,000,000	Dryden 90 CLO Ltd., Series 90A, Class ER, 9.76% (TSFR3M + 590BPS)(b)(c)(d)	9/29/25	11/15/38	1,002,200	1,000,000	3.38%
500,000	Elmwood CLO VII, Ltd., Series 4A, Class ERR, 9.78% (TSFR3M + 590BPS)(b)(c)(d)	11/12/25	10/17/37	492,550	491,301	1.66%
1,175,000	Generate CLO 8 Ltd., Series 8A, Class ER2, 10.23% (TSFR3M + 635BPS)(b)(c)(d)	9/11/25	1/20/38	1,161,840	1,173,549	3.93%
1,000,000	Great Lakes CLO IX Ltd., Series 9A, Class E, 10.47% (TSFR3M + 680BPS)(b)(c)(d)	11/24/25	1/15/39	1,000,000	1,000,000	3.37%
1,100,000	KKR CLO 48 Ltd., Series 48A, Class ER, 9.97% (TSFR3M + 609BPS)(b)(c)(d)	9/18/25	10/20/38	1,093,070	1,089,167	3.68%

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	10

Principal Amount	Investments	Acquisition Date	Maturity Date	Fair Value Level 3	Amortized Cost	% Value of Net Assets
	COLLATERALIZED LOAN OBLIGATIONS - DEBT(a) — 95.26%
$1,000,000	KKR Financial CLO Ltd., Series 30A, Class ER2, 10.74% (TSFR3M + 686BPS)(b)(c)(d)(e)	8/8/25	4/17/37	$984,000	$992,624	3.32%
1,000,000	Madison Park Funding XLII Ltd., Series 13A, Class ER2, 9.81% (TSFR3M + 595BPS)(b)(c)(d)	9/17/25	11/21/30	1,003,100	1,000,000	3.38%
1,000,000	Madison Park Funding XLVII Ltd., Series 47A, Class ER, 10.53% (TSFR3M + 665BPS)(b)(c)(d)	8/20/25	4/19/37	997,100	1,002,305	3.36%
800,000	Maranon Loan Funding Ltd., Series 25-1A, Class E, 10.84% (TSFR3M + 700BPS)(b)(c)(d)	8/21/25	10/15/37	798,480	800,000	2.69%
1,000,000	Oaktree CLO 2022-1 Ltd., Series 1A, Class ER, 9.91% (TSFR3M + 600BPS)(b)(c)(d)	9/22/25	7/15/38	987,700	996,784	3.33%
1,000,000	Regatta VII Funding Ltd., Series 1A, Class ER3, 10.10% (TSFR3M + 640BPS)(b)(c)(d)	9/19/25	6/20/34	990,800	1,000,000	3.34%
1,000,000	Rockford Tower CLO 2019-2 Ltd., Series 2A, Class E, 10.20% (TSFR3M + 605BPS)(b)(c)(d)	9/4/25	8/20/32	972,000	985,474	3.28%
1,000,000	TCP Whitney CLO Ltd., Series 17-1A, Class ER2, 11.67% (TSFR3M + 775BPS)(b)(c)(d)	8/22/25	11/20/37	980,900	1,000,000	3.31%
1,000,000	Voya CLO 2013-3 Ltd., Series 3A, Class DR, 10.05% (TSFR3M + 590BPS)(b)(c)(d)	9/17/25	10/18/31	994,100	1,000,000	3.35%
	Total Collateralized Loan Obligations - Debt (Cost $28,390,376)			28,257,015	28,390,376	95.26%

Shares	Investments	Acquisition Date	Fair Value Level 1	Amortized Cost	% Value of Net Assets
	MONEY MARKET FUNDS — 7.26%
2,155,051	First American Treasury Obligations Fund, Class X, 3.68%(f)	8/7/25	$2,155,051	$2,155,051	7.26%
	Total Money Market Funds (Cost $2,155,051)		2,155,051	2,155,051	7.26%

	Total Investments — 102.52% (Cost $30,545,427)		30,412,066	30,545,427	102.52%
	Liabilities in Excess of Other Assets — (2.52)%				(746,073)
	NET ASSETS — 100.00%				$29,665,993

Principal Amount	Counterparty	Acquisition Date	Interest (%)	Maturity Date	Fair Value	Fair Value Plus Interest
	REVERSE REPURCHASE AGREEMENTS
$(875,000)	Lucid Prime Fund LLC	12/9/25	5.06%	1/15/26	$(875,000)	$(884,661)
(685,000)	Lucid Prime Fund LLC	12/9/25	5.06%	1/15/26	(685,000)	(695,124)
	Total Reverse Repurchase Agreements (Proceeds $1,560,000)

(a)	The interest rate on these investments is subject to the base rate of 3-Month Term SOFR (TSFR3M), which was 3.65% as of December 31, 2025. The current base rate for each investment may be different from the reference rate on December 31, 2025.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the total fair value of 144A securities was $28,257,015, which represents 95.26% of net assets.
(c)	Securities exempt from registration under the Securities Act of 1933 and are deemed to be “restricted” securities. As of December 31, 2025, the total fair value of these securities was $28,257,015, which represents 95.26% of net assets.
(d)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.
(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a fair value of $2,230,375 have been pledged as collateral for reverse repurchase agreements.
(f)	Rate disclosed is the seven day effective yield as of December 31, 2025.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	11

Notes to Financial Statements (unaudited)

December 31, 2025

NOTE 1. PRINCIPAL BUSINESS AND ORGANIZATION

Prospect Enhanced Yield Fund (the “Fund,” “us,” “our,” or “we”) was organized as a Delaware statutory trust on June 27, 2024 as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on August 6, 2025. The Fund operates as an interval fund. Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our net assets plus borrowings for investment purposes, in non-mortgage related structured credit instruments. Non-mortgage related structured credit instruments include: asset-backed securities, collateralized loan obligations and other securitized investments representing interests in cashflows from various assets, such as loans, leases, and warehouse facilities. We may invest in instruments with underlying assets that have similar economic characteristics to the structured credit instruments in which we may make direct investments, such as credit derivatives. We may invest in structured credit instruments that are fixed rate or floating or variable rate, and of any credit quality, duration, or maturity. We will invest significantly in securities that are unrated or rated below investment grade, i.e., “junk” securities.

We intend to elect to be treated, and qualify annually thereafter, for U.S. federal income tax purposes as a regulated investment company under the Internal Revenue Code of 1986, as amended, beginning with our first taxable year of operations. We are managed by Prospect Enhanced Yield Management, LLC (the “Adviser”), a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of ours. The Adviser oversees the management of our activities and is responsible for making investment decisions for our portfolio. Our administrator, Prospect Administration LLC, provides administration services necessary for us to operate.

The Fund operates through a single operating and reporting segment with an investment objective to generate both current income and capital appreciation. The chief operating decision maker (“CODM”) is the Fund’s chief executive officer and the CODM assesses the performance and makes operating decisions of the Fund primarily based on the Fund’s net increase (decrease) in net assets resulting from operations applicable to common stockholders (“net income”). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Fund’s common stockholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying statements of assets and liabilities as “total assets” and the significant segment expenses are listed on the accompanying statement of operations.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation

The accompanied Funding financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form N-CSR, ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates.

Cash and Restricted Cash

Cash held at financial institutions, has exceeded the Federal Deposit Insurance Corporation (“FDIC”) insured limit. The Fund has not incurred any losses on these accounts, and the credit risk exposure is mitigated by the financial strength of the banking institutions where the amounts are held. Cash and restricted cash are carried at cost, which approximates fair value.

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Investment Risks

Our investments are subject to a variety of risks. Those risks include the following:

Market Risk

Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk

Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.

Credit Spread Risk

Credit spread risk represents the risk that with higher interest rates comes a higher risk of defaults.

Liquidity Risk

Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.

Interest Rate Risk

Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

Prepayment Risk

Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.

Downgrade Risk

Downgrade risk results when rating agencies lower their rating on a bond which are usually accompanied by bond price declines.

Default Risk

Default risk is the risk that a borrower will be unable to make the required payments on their debt obligation.

Structured Credit Related Risk

Collateralized Loan Obligation (“CLO”) investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

Market Disruption and Geopolitical Risk

Geopolitical and other events, such as war (including the Israel-Hamas war and Russia’s military invasion of Ukraine), terrorist attacks, public health crises and natural or environmental disasters, may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Economic Recessions Risk

Economic recessions or downturns could impair our portfolio investments and adversely affect our operating results.

Investments Transactions

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis and changes in fair value are recognized in unrealized gain (loss) on investments on the Statement of Operations. Realized gains or losses on investments are calculated by using the specific identification method.

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Revenue Recognition

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Generally, if the Company does not expect the borrower to be able to service its debt and other obligations, the Company will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon the Fund’s judgment of the collectibility of the loan receivable. The Company generally restores nonaccrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of December 31, 2025, the Company had no non-accrual investments in its portfolio.

Investment Valuation

The Fund follows guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”), which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 1 of the fair value hierarchy.

Pursuant to Rule 2a-5, the Board of Trustees (the “Board”) has designated the Adviser as the valuation designee (the “Valuation Designee”) for the purpose of performing fair value determinations for investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value. The Board has approved a multi-step valuation process for such intra-quarter investment valuations, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issues its report.

3.	The Adviser, as the Fund’s Valuation Designee, reviews and approves the independent valuation firm’s valuation report.

The Fund primarily invests in the junior debt tranches of CLOs. In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; and 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs.

Dividends and Distributions

Dividends and distributions to common stockholders, which are determined in accordance with U.S. federal income tax regulations, are recorded on the record date and pai on a monthly basis. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

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Asset Coverage Requirement

As a registered closed-end investment company, the Fund is required to comply with the asset coverage requirements of the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness, at a time when doing so may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

Common Stock Offering Costs

Common stock offering costs are capitalized to deferred common stock offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Income Taxes

The Fund intends to elect to be treated as a RIC for U.S. federal income tax purposes on its initial year tax return and intends to comply with the requirement of the Code applicable to RICs. To qualify for and maintain RIC tax treatment, we generally must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We may make interim special distributions to meet our RIC distribution requirements. We can offer no assurance that we will achieve results that will permit the payment of any cash distribution sand, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

If the Fund does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any ordinary net income and capital gains net income recognized in preceding years, but were not distributed during such years, and on which the Fund paid no corporate-level U.S. federal income tax, the Fund will generally be required to pay a nondeductible U.S. federal excise tax equal to 4% of such excess amounts. To the extent that the Fund determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Fund accrues excise taxes, if any, on estimated excess taxable income. As of December 31, 2025, the Fund does not expect to have material excise tax and has not accrued an excise tax due for the 2025 calendar year.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund would be subject to tax on all of its taxable income at regular corporate rates. The Fund would not be able to deduct distributions to common stockholders, nor would the Fund be required to make distributions. Distributions would generally be taxable to the Fund’s individual and other non-corporate taxable common stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its common stockholders the Fund’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

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The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion based on the largest benefit that is more than 50 percent likely to be realized. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. Therefore, no additional tax expense, including any interest or penalties, was recorded for the period ended December 31, 2025. To the extent the Fund is required to record interest and penalties, they would be included in interest expense and other expenses, respectively, in the Statement of Operations.

Recent Accounting Pronouncements

The Fund considers the applicability and impact of all accounting standard updates (“ASU”) issued by the Financial Accounting Standards Board. ASUs not listed were assessed by the Fund and either determined to be not applicable or expected to have minimal impact on its financial statements.

NOTE 3. PORTFOLIO INVESTMENTS

Purchases of investment securities (excluding short-term securities) for the period ended December 31, 2025 were $28,405,656. The Fund had no sales during the period ended December 31, 2025.

The following table shows the fair value of our investments measured at fair value on a recurring basis, disaggregated into the three levels of the ASC 820 valuation hierarchy as of December 31, 2025:

Assets	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations - Debt	$—	$—	$28,257,015	$28,257,015
Money Market Funds	2,155,051	—	—	2,155,051
Total	$2,155,051	$—	$28,257,015	$30,412,066

The following table shows the aggregate changes in fair value of our Level 3 investments during the period ended December 31, 2025:

	Balance as of August 6, 2025	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfer in Level 3(a)(b)	Transfer out Level 3(a)(c)	Balance as of December 31, 2025
Collateralized Loan Obligations - Debt	$—	$—	$(15,280)	$(133,361)	$28,405,656	$—	$—	$—	$28,257,015
Total	$—	$—	$(15,280)	$(133,361)	$28,405,656	$—	$—	$—	$28,257,015

(a)	The amount of transfers in and/or out are reflected at the reporting period end.
(b)	Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board, and are categorized as Level 3 inputs as of December 31, 2025.
(c)	Transfers out relate primarily to securities for which observable inputs became available during the period, and as of December 31, 2025, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of December 31, 2025.
The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2025 was $(133,361).

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2025:

Quantitative Information about Significant Level 3 Fair Value Measurements
Asset Category	Fair Value At December 31, 2025	Valuation Techniques	Unobservable Input(s)	Range
Collateralized Loan Obligations - Debt	$28,257,015	Broker Quotes	NBIB(1)	97.08-101.27

(1)	The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO debt investments, which may be adjusted for pending equity distributions as of the valuation date. Each price is evaluated by the Adviser pursuant to procedures approved by the Board, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

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NOTE 4. REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These securities will generally be categorized as Level 2 securities.

For the period ended December 31, 2025, the average daily amount of reverse repurchase agreements outstanding for the Fund were as follows:

	Average Amount Outstanding	Average Interest Rate
Reverse Repurchase Agreements	$(1,352,500)	5.28%

NOTE 5. CAPITAL

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share.

Share Repurchase Program

The Board in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”). The Board has authorized the Fund to conduct quarterly repurchase offers for 5% of the Fund’s total number of shares outstanding. Any increase in the Repurchase Offer Amount above 5% must be authorized by the Board. The Repurchase Offer Amount must be at least 5%, but no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, we will repurchase the shares on a pro rata basis. However, we may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.

The following table sets forth the number of common shares that were repurchased by the Fund in each tender offer:

Repurchase Offer #1
Commencement date	December 19, 2025
Repurchase request deadline	January 23, 2026
Repurchase pricing date	January 23, 2026
Value of shares repurchased	$—
Shares repurchased	—

From time to time, the Fund may repurchase a portion of its common stock and is notifying you of such intention as required by applicable securities law.

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NOTE 6. INVESTMENT ADVISORY AND OTHER AGREEMENTS

On July 31, 2025, the Fund entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. Subject to the overall supervision of our Board of Trustees, our Adviser oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory Agreement, our Adviser:

●	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

●	determines what securities we will purchase, retain or sell;

●	identifies, evaluates, negotiates and structures the investments we make;

●	executes, monitors and services the investments we make.

We pay our Adviser a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to our Adviser and any incentive fees it earns will ultimately be borne by our common stockholders.

Management Fee. The base management fee is calculated at an annual rate of 1.375% of our total assets. The base management fee is payable quarterly in arrears and is calculated based on the average daily total assets during such period. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as our Adviser shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Subordinated Incentive Fee. The subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, of 1.75% (7.0% annualized), subject to a “catch up” feature. For purposes of this fee “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement and Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the subordinated incentive fee on income). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

●	No incentive fee is payable to our Adviser in any calendar quarter in which our pre-incentive fee net investment income does not exceed the fixed preferred return rate of 1.75%, or the fixed preferred return.

●	100% of our pre-incentive fee net investment income, if any, that exceeds the fixed preferred return but is less than or equal to 2.059% in any calendar quarter (8.235% annualized) is payable to our Adviser. We refer to this portion of our pre-incentive fee net investment income (which exceeds the fixed preferred return but is less than or equal to 2.059%) as the “catch-up.” The “catch-up” provision is intended to provide our Adviser with an incentive fee of 15.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.059% in any calendar quarter.

●	15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.059% in any calendar quarter (8.235% annualized) is payable to our Adviser once the fixed preferred return is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter is allocated to our Adviser).

Pursuant to the Expense Limitation and Reimbursement Agreement between us and our Adviser (the “ELA”), our Adviser has agreed to reimburse expenses of each class of the Fund in order to limit the Fund’s Operating Expenses (as defined below) to an annual rate, expressed as a percentage of each class’s average quarterly net assets, equal to 2.00% (the “Annual Limit”). For purposes of the ELA, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses necessary or appropriate for the operation of the Fund, including but not limited to any and all costs and expenses that qualify as line item “organization and offering” expenses in the financial statements of the Fund as the same are filed with the SEC and other expenses described in the Investment Advisory Agreement, but does not include the Adviser’s base management fee and incentive fee, any

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portfolio transaction or other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses and dividend expenses related to short sales), distribution and shareholder servicing fees, interest expenses and other financing costs, extraordinary expenses and acquired fund fees and expenses.

Any amount reimbursed pursuant to the ELA is subject to recoupment by our Adviser (an “ELA Recoupment”) within the three years following the date that the expense was reimbursed by the Adviser, so long as such recoupment does not cause the Fund’s expense ratio(after the recoupment is taken into account) to exceed either: (1) the Annual Limit in place at the time such amounts were paid by the Adviser; or (2) the Fund’s current Annual Limit. If the ELA is terminated or expires pursuant to its terms, our Adviser maintains its right to recoupment, subject to the aforementioned limitations.

The Adviser has agreed to reimburse expenses until at least December 31, 2026. The ELA may not be terminated by the Adviser, but may be terminated by the Board upon 60 days’ written notice to the Adviser.

Additionally, the Adviser has agreed, pursuant to a Fee Waiver and Reimbursement Agreement with the Fund, to (1) waive all management and incentive fees until at least December 31, 2026 and (2) reimburse the Fund’s Operating Expenses (as defined in the ELA) up to the Annual Limit (as defined in the ELA) until at least December 31, 2026 (the “Management Fee Waiver and Reimbursement”). The Management Fee Waiver and Reimbursement is not subject to recoupment. The Management Fee Waiver and Reimbursement Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees on 60 days written notice to the Adviser. The Adviser may waive or reimburse additional fees of the Fund in its discretion. Under the Management Fee Waiver and Reimbursement, the Adviser waived $387,345.

As of December 31, 2025, no amounts were recaptured.

Period Ended	ELA Reimbursement	ELA repayments to Adviser	Unreimbursed ELA amounts	Eligible to be Repaid Through
September 30, 2025	$80,704	$—	$80,704	September 30, 2028
December 31, 2025	331,240	—	331,240	December 31, 2028
	$411,944		$411,944

Administration Agreement

The Fund entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Fund. These services include, but are not limited to, accounting, finance, legal services and offerings of the Fund’s debt, common stock and other securities. For providing these services, facilities and personnel, the Fund reimburses the Administrator for the Fund’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Fund’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the period ended December 31, 2025, $195,141 in administrator costs were incurred by the Fund, and $122,129 is included on the Statement of Assets and Liabilities as a payable under the Payable to Administrator line item.

Officers and Directors

Certain officers and directors of the Fund are also officers and directors of the Adviser and its affiliates. For the period ended December 31, 2025, the independent directors of the Fund did not receive any compensation from the Fund.

Sub-Administrator and Distributor

Ultimus Fund Solutions, LLC (“Ultimus” or “Sub-Administrator”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus. The Fund pays Ultimus fees in accordance with the agreement for such services. The Distributor receives compensation from the Fund and may receive a portion of the distribution service fees with respect to the Fund’s Class I Shares.

Under the terms of a Distribution Agreement with the Fund, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

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Co-Investments

On January 13, 2020, (amended on August 2, 2022), the parent company of the Adviser received an exemptive order from the SEC (the ”Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”), Prospect Floating Rate and Alternative Income Fund, Inc. (“PFLOAT”), NGL Subsidiary Ltd. (“NGL”) and Priority Income Fund (“PRIS”), where coinvesting would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.

Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.

NOTE 7. INCOME TAXES

As of December 31, 2025, gross unrealized appreciation and depreciation of the Fund’s investments, based on cost for federal income tax purposes were as follows:

Gross Unrealized Appreciation	$21,960
Gross Unrealized Depreciation	(155,321)
Net Unrealized Depreciation on Investments	$(133,361)
Tax Cost	$30,545,427

NOTE 8. CONCENTRATION OF CREDIT RISKS

Cash held at financial institutions, at times, may exceed the amount insured by the FDIC. The Fund has not incurred any losses on these accounts, and the credit risk exposure is mitigated by the financial strength of the banking institutions where the amounts are held. For the period ended December 31, 2025, our cash deposits have exceeded the FDIC insured limit. The Fund’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2025, the John and Daria Barry Foundation owned 86.99% of the Class I outstanding shares. As a result, the John and Daria Barry Foundation may be deemed to control the Fund.

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	20

NOTE 11. FINANCIAL HIGHLIGHTS

For the period ended December 31, 2025(a) (Unaudited)
Class I per share data(f):
Net asset value, beginning of period	$25.00

Investment operations:
Net investment income	0.83
Net realized and unrealized loss	(0.13)
Total from investment operations	0.70

Distributions paid from:
Net investment income	(0.57)

Net asset value, end of period	$25.13

Total return(b)(c)	2.82%

Net assets, end of period	$29,665,993

Ratios to average net assets:
Ratio of expenses to average net assets before expense waiver and reimbursement(d)	7.48%
Ratio of expenses to average net assets after expense waiver and reimbursement(d)(e)	0.18%
Ratio of net investment income to average net assets(d)	8.20%
Portfolio turnover rate(c)	0.00%

(a)	For the period August 6, 2025 (commencement of operations) to December 31, 2025.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Includes interest expense of 0.18%.
(f)	In connection with the Multi-Class Offering, the Fund authorized the issuance of separate classes of its common stock and designated such classes Class A, Class C and Class I common stock. The registration statement was declared effective by the SEC on August 1, 2025, however, as of December 31, 2025, there are no shares of Class A or Class C common stock outstanding.

NOTE 12. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued.

Co-Investment Exemptive Order

On January 6, 2026, we, our Adviser and certain affiliates received an exemptive order from the SEC, which superseded the Order, that permits us, among other things, to participate with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation, Priority Income Fund, Inc. and Prospect Floating Rate and Alternative Income Fund, in certain co-investment transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.

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Additional Information (unaudited)

Proxy Voting

A description of the Fund’s proxy voting policies and procedures and the Fund’s portfolio securities voting record during the prior twelve month period ending June 30 of each year is available without charge, upon request, by calling the Fund at 1-212-448-0702, on the Fund’s website at https://www.prospectenhanced.com, and on the SEC web site at http://www.sec.gov.

Filing of Quarterly Schedule of Portfolio Holdings (“Form N-PORT”)

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the SEC on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

DISTRIBUTION REINVESTMENT PLAN

Pursuant to the DRIP, each shareholder whose shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional full and fractional shares unless such shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A shareholder whose shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such shareholder’s behalf. Shareholders who participate in the DRIP and who hold shares through banks, brokers or nominees, may not be able to transfer their shares to another brokerage account and continue to participate in the DRIP.

A shareholder may elect to:

●	reinvest both dividends and capital gain distributions;

●	receive dividends in cash and reinvest capital gain distributions; or

●	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, shareholders receiving shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request to receive cash distributions must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

All correspondence concerning the DRIP should be directed to Prospect Enhanced Yield Fund, c/o Ultimus Fund Solutions, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. Certain transactions can be performed by calling the toll free number at 1-833-404-2747.

Management

Our business and affairs are managed under the direction of our Board of Trustees. The responsibilities of our Board of Trustees include, among others, the oversight of our investment activities, oversight of the daily valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Trustees currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Each Trustee will serve until his or her death, resignation or removal. Our Board of Trustees consists of four members, three of whom are not “interested persons” of us or our Adviser as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our Independent Trustees.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 28, 2025, our Board of Directors, including all of the directors that are not interested persons of the Company, unanimously voted to approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed and considered a significant amount of information including: (1) the nature, quality and extent of the advisory and other services that have been provided to the Company by the Adviser; (2) the investment performance

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	22

of the Company; (3) comparative fee information on fees paid by other registered management investment companies and business development companies with similar investment objectives; (4) comparative fee information on fees charged by affiliates of the Adviser to other investment companies; (5) the Company’s operating expenses compared to registered management investment companies with similar investment objectives; (6) information about the Adviser’s profitability and economies of scale; and (7) various other factors.

The Board’s decision to approve the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at the May 28, 2025. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors. Among other factors, the Board requested, considered and evaluated information regarding:

Nature, Extent and Quality of Services

The Board considered the services being provided to the Company by the Adviser and the personnel who would be providing such services. The Board considered that the Adviser does not currently have any employees but has access to employees of Prospect Capital Management (“PCM”). The Board considered the due diligence that PCM’s personnel conduct with respect to prospective CLO equity securities and the ongoing monitoring of the Company’s investments that is conducted. The Board also reviewed information concerning the compliance program of the Adviser and the Company.

Based on a review of the above information, together with the factors referenced below, the Board concluded that it was generally satisfied with. and that the Company should benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Performance

The Board considered that the Fund had not yet commenced operations and did not have any performance to report.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Company to the Adviser under the Investment Advisory Agreement and also considered the Management Fee Waiver and Reimbursement Agreement and Expense Limitation and Reimbursement Agreement. Additionally. the Board received and considered information comparing the advisory fee rates and operating expense ratio to similarly situated funds. Based on the information reviewed, the Board determined that, while there were differences in the fee structures among the funds reviewed, the fees that the Company proposed to pay to the Adviser were in line with other funds in the industry in which the Company competes.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company. The Board concluded that, in light of the costs of providing investment advisory services to the Company, particularly the specialized nature of investing in ABS and CLOs, the Adviser’s profitability is not expected to be excessive. Since the Company has recently commenced operations, profitability of the Adviser is based on estimates. The Board considered that the Fund had not yet commenced operations, and did not have any performance to report.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. Based on information provided by the Adviser, the Board concluded that these benefits were not material.

Based on the information reviewed and the discussions detailed above, the Board approved the Investment Advisory Agreement, including the base management fee, the incentive fee and other amounts payable by the Company thereunder, and determined that such compensation was fair and reasonable.

2026 SEMI-ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	23

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

●	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

●	Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

●	Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

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Prospect-SAR-26

(b)	Not applicable.

Item 2. Code of Ethics.

The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 3. Audit Committee Financial Expert.

The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 4. Principal Accountant Fees and Services.

The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 5. Audit Committee of Listed Registrant.

Not applicable.

Item 6. Investments.

(a)	Included under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Included under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 13. Portfolio Managers of Closed-End Investment Companies.

(a)	The information required by this item is not required in a semi-annual report on Form N-CSRS.

(b)	There has been no change, as of the date of the filing of this semi-annual report on Form N-CSRS, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSRS filing pursuant to a plan or program.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date of this report on Form N-CSR, our management, including our Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer), have concluded that the Disclosure Controls are effective and are reasonably designed to ensure that information required to be disclosed by us on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, including ensuring that information required to be disclosed by us in the reports we file or submit on Form N-CSR is accumulated and communicated to our management, including our principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in our internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the period covered by this report that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROSPECT ENHANCED YIELD FUND

By:	/s/ M. Grier Eliasek
M. Grier Eliasek
President and Principal Executive Officer
Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ M. Grier Eliasek
M. Grier Eliasek
President and Principal Executive Officer
Date:	March 6, 2026

By:	/s/ Kristin Van Dask
Kristin Van Dask
Treasurer and Chief Financial Officer
Date:	March 6, 2026